                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):            September 29, 1999


                         CONNECTICUT WATER SERVICE, INC.

             (Exact name of registrant as specified in its charter)



                                   Connecticut

         (State or other jurisdiction of incorporation or organization)



        0-8084                                          06-0739839
(Commission File Number)                   (IRS Employer Identification Number)



93 West Main Street, Clinton, CT                        06413-0562

(Address of principal executive offices)                (Zip Code)



Registrant's telephone number, including area code:   (860) 669-8630



                                       N/A

(Former name of former address, if changed since last report)


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ITEM 5.  OTHER EVENTS

      On September 29, 1999 Connecticut Water Service, Inc. ("Connecticut Water") completed its pending merger with Crystal Water Utilities Corporation ("Crystal"). Connecticut Water exchanged 244,305 shares of its common stock for all 99,311 outstanding shares of Crystal common stock. The exchange ratio was
2.46 shares of Connecticut Water common stock for each outstanding share of Crystal common stock. The transaction was valued at $7,448,325 based on the market value of Connecticut Water stock at the closing.

      Crystal is a non-operating holding company whose sole subsidiary is the Crystal Water Company of Danielson, a regulated public water supply utility serving approximately 3,400 customers in four communities in Windham County, Connecticut.

      This is Connecticut Water's second merger this year. In April, Connecticut Water merged with Gallup Water Service, Inc. ("Gallup"). Crystal is based in Danielson, while Gallup is based nearby in Plainfield, Connecticut.

      Both the Crystal and Gallup mergers will be accounted for as pooling-of-interests. All prior year financial numbers and operating statistics will be restated as if these companies had always been combined with Connecticut Water.


                                                        Calendar Year   6 months ending
Number of customers                                        1998          June 30, 1999
-------------------                                     ------------      ------------
Connecticut Water Service, Inc. (Consolidated)                63,780            64,414
Gallup Water Service, Inc.                                     1,145             1,155
Crystal Water Utilities Corporation (Consolidated)             3,380             3,380
                                                        ------------      ------------
     Combined                                                 68,305            68,949
                                                        ============      ============

Operating Revenues
Connecticut Water Service, Inc. (Consolidated)          $ 37,924,000      $ 18,479,000
Gallup Water Service, Inc.                                   583,000           288,000
Crystal Water Utilities Corporation (Consolidated)         1,796,000           915,000
                                                        ------------      ------------
     Combined                                           $ 40,303,000      $ 19,682,000
                                                        ============      ============

Net Income Applicable to Common Stockholders
Connecticut Water Service, Inc. (Consolidated)          $  6,927,000      $  3,242,000
Gallup Water Service, Inc.                                    69,000            (8,000)
Crystal Water Utilities Corporation (Consolidated)           140,000            85,000
                                                        ------------      ------------
     Combined                                           $  7,136,000      $  3,319,000
                                                        ============      ============


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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              CONNECTICUT WATER SERVICE, INC.


Date: October 5, 1999         By: /s/   David C. Benoit
                                  --------------------------
                                  Name:   David C. Benoit
                                  Title:  Vice President - Finance